UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Item 1: Reports to Shareholders

Vanguard International Value Fund
Annual Report

October 31, 2010

> For the 12 months ended October 31, 2010, Vanguard International Value Fund returned 9.12%.

> The major contributions to the fund’s return came from its holdings in Europe and in emerging markets.

> The fund’s Pacific region holdings, weighed down by Japanese stocks, made a marginal contribution to return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	14
Performance Summary.	16
Financial Statements.	18
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010

Total
Returns
Vanguard International Value Fund	9.12%
Spliced International Index	7.92
International Funds Average	12.88

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$29.95	$31.92	$0.735	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard International Value Fund returned about 9% for the year ended October 31, 2010, lagging the average return of peer-group funds. The fund finished a little more than 1 percentage point ahead of its benchmark index, although the difference was due largely to an adjustment known as fair-value pricing, which is required of the fund but not the index. The concept and its rationale are explained on page 6.

The International Value Fund’s selections of European stocks, its largest allocation by far, and emerging markets stocks contributed the most to return. The fund was less successful in its choices of Pacific region stocks. The U.S. dollar fluctuated against various currencies during the period; most notably it strengthened against the euro and the British pound, which because of the fund’s heavy allocation to European stocks served to reduce the fund’s return for U.S.-based investors.

Note: If you invest in the fund through a taxable account, you may wish to review the after-tax returns for investors in the highest tax bracket, which appear later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

Europe, emerging markets were major contributors
The International Value Fund’s holdings in Europe and in emerging markets were the primary contributors to return during the fiscal year—the former because of its large weighting in the portfolio, the latter because of its strong returns.

The fund’s European holdings accounted for more than half of its assets and returned about 6%, as stocks in the region snapped back strongly in the spring after fears of debt defaults by fiscally strained members of the Eurozone had roiled the markets. Germany, the strongest economy in Europe, and the United Kingdom, whose new government took steps to shrink the country’s budget deficit, were the leading contributors.

The fund’s advisors did miss a variety of opportunities among stocks in Switzerland, the U.K., and France, but at the same time, they navigated well among Europe’s troubled financial industry stocks, sidestepping some of the holdings that weighed on the fund’s benchmark.

The fund’s emerging markets holdings contributed almost as much to the portfolio’s return as the European selections, as a strong return (about 16%) compensated for this segment’s smaller slice of the portfolio (about a fifth of assets). The fund benefited from the general rally among emerging markets stocks and got an added boost from some selections in China, such as Weichai Power Co., a maker of diesel engines. The advisors also made

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Value Fund	0.45%	1.44%

The fund expense ratio shown is from the prospectus dated February 24, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: International Funds.

some astute choices among information technology stocks, such as Hynix Semiconductor of South Korea.

Holdings in Japan and other developed countries in the Pacific region, which also represented about a fifth of the portfolio’s assets, provided only a marginal contribution to return. Some good selections, such as Canon in the information technology sector, were outweighed by poor choices elsewhere.

The fund’s smallest regional holding—Canadian stocks, representing around 3% of assets—made a significant (1 percentage point) contribution to return. In addition to some good stock selections, the fund benefited from BHP Billiton’s proposed takeover of Potash Corp. of Saskatchewan, which drove Potash Corp.’s stock price up almost 70% during the period. (The proposal was blocked by the Canadian government shortly after the fiscal year closed, and BHP dropped its bid.)

The fund’s long-term record underscores advisors’ skills
The International Value Fund, which scours the world outside the United States for stocks that have good prospects but are currently undervalued, has had a solid long-term track record. In a decade of remarkable stock market volatility, the fund generated an average annual return over the 10 years ended October 31

Total Returns
Ten Years Ended October 31, 2010

Average
Annual Return
International Value Fund	5.95%
Spliced International Index	3.13
International Funds Average	2.63

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Investment insight
A note on fair-value pricing
During the fiscal year ended October 31,
Vanguard International Value Fund
pretty much matched the return of its
index. The fund’s reported return was
about 1 percentage point higher,
however, because the prices of the
fund’s securities are adjusted to reflect
their fair value. The prices of those in
the index are not.

These adjustments, which are
required by the Securities and
Exchange Commission, address
pricing discrepancies that may arise
because of time-zone differences
among global stock markets. Foreign
stocks may trade on exchanges that
close many hours before a fund’s
closing share price is calculated in
the United States, generally at 4 p.m.,
Eastern time. In the hours between
the foreign close and the U.S. close,
the value of these foreign securities
may change—because of company-
specific announcements or market-wide
developments, for example. Such price
changes are not immediately reflected
in international index values.

Fair-value pricing takes such changes
into account in calculating the fund’s
daily net asset value, thus ensuring
that the NAV doesn’t include “stale”
prices. The result can be a temporary
divergence between the return of
the fund and that of its benchmark
index—a difference that usually
corrects itself when the foreign
markets reopen.

of close to 6%, despite the significant blow to markets around the world (and to long-term averages) of the steep plunge in stocks that occurred in 2008. By comparison, the average return of peer-group international funds over the period was about 3%.

The intricacies of investing in the world’s equity markets underscore the benefits that the fund derives from the expertise of some of the world’s most skilled advisors: AllianceBernstein, Lazard Asset Management, Edinburgh Partners, and Hansberger Global Investors. In addition, the fund’s low expenses help you keep more of its return, a benefit that compounds over time.

International investing aids in diversification
After a rough period during the global financial crisis, international markets have rebounded, particularly emerging markets. Their strength has helped make up for patches of weakness in Europe’s developed markets.

The variation in performance from region to region highlights again the value of a diversified portfolio. Markets around the globe may be affected by similar events, but their response to those developments often differs. Our research suggests that, over time, those differences can become more pronounced. As the impact of a global shock such as the recent financial crisis recedes, stock markets once again take their cues from developments in local economies, enhancing the risk-return properties of a globally diversified portfolio.

That’s why we encourage you to build a portfolio that holds a mix of stocks—including international equities, both value- and growth-oriented—and bonds that is tailored to match your risk profile and time horizon. How future economic developments will play out around the globe is difficult to predict. But a time-tested way to meet those challenges is to hold a well-diversified portfolio while keeping costs low. Vanguard International Value Fund can play a role in such an investing strategy.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2010

Advisors’ Report

For the 12 months ended October 31, 2010, Vanguard International Value Fund returned 9.12%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 15, 2010.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	28	2,109	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
AllianceBernstein L.P.	28	2,072	The advisor uses a fundamentals-based,
			research-driven approach to find companies whose
			long-term earnings power exceeds the level implied by
			their current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction, helping the
			advisor to achieve a balanced trade-off between risk
			and return.
Edinburgh Partners Limited	25	1,856	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
Hansberger Global Investors, Inc.	17	1,318	The advisor employs traditional, bottom-up
			fundamental analysis to identify undervalued
			investment opportunities. A team of analysts operating
			around the world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	2	177	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Lazard Asset Management LLC

Portfolio Managers:
Michael G. Fry, Managing Director

Michael A. Bennett, CPA,
Managing Director

The equity market was volatile over the past 12 months, as many developments during the period led to intervals of both confidence and fear for investors. Positive developments included economic expansion in most parts of the world, strong corporate earnings, and the announcement of relatively benign financial regulation, including the Basel III capital requirements. Among the negative developments were the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, and tensions in the Korean peninsula.

Stock selection in the financial sector detracted from relative returns. Underperformance by Société Générale, Barclays, Sumitomo Mitsui Financial Group, Nomura Holdings, and Credit Suisse reflected a diminished outlook for investment banking profitability. However, the portfolio benefited from its holdings in Banco do Brasil, Banco Santander, Standard Chartered, and China Construction Bank.

While a low exposure to the materials sector detracted from the portfolio’s returns during the period, stock selection partially offset the negative effect on performance. In particular, Potash Corp. of Saskatchewan performed well subsequent to a takeover attempt by

BHP Billiton. Further, the portfolio’s positions in BHP Billiton and Vale benefited from the strong recovery in demand for raw materials.

Conversely, a low exposure to the utilities sector helped performance as the sector lagged the overall market. The sector continues to be oversupplied, as incremental supply has become available while demand remains below 2007 peak levels.

Stock selection in the industrials and information technology sectors also benefited the portfolio. In industrials, Swedish lock maker Assa Abloy, Japanese robotics company Fanuc, and China’s Weichai Power performed well both as businesses and as stocks. In information technology, shares of Canon, Keyence, and Redecard performed well over the year, reflecting the companies’ competitive strength and improved earnings.

Most indicators of economic activity have shown signs of stabilization. Very strong growth in emerging markets has continued to drive global GDP growth while consumer spending remains stagnant in many developed markets. Equity valuations overall do not appear stretched, despite some exuberance in emerging markets and related stocks.

Nevertheless, risks remain: Monetary policy has been extraordinary, bond yields are implying a cautious outlook for nominal growth, and governments are starting to take measures to rein in unsustainable deficits. Our team continues to focus on stock selection, and remains confident that our strong track record will continue in a variety of market conditions.

AllianceBernstein L.P.

Portfolio Managers:
Kevin F. Simms, Co-Chief Investment
Officer—International Value Equities and Director of Research—Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief
Investment Officer—International Value
Equities and Chief Investment Officer— Emerging Markets Value Equities

Markets remained volatile during the 12-month reporting period, although major stock indexes in developed and emerging markets recouped losses incurred in the spring of 2010. Returns on individual stocks were highly correlated, as broad macroeconomic trends—rather than company-specific fundamentals—drove performance.

During the reporting period, technology and consumer cyclical holdings detracted from returns. However, during the last four months of the reporting period, holdings from diverse industries—including industrial commodities, finance, and energy—performed particularly well, bolstering our confidence in the portfolio’s positioning across sectors.

Despite widespread economic uncertainty, we expect the recovery to continue as balance sheets of banks and household continue to improve, while interest rates remain very low. Moreover, there’s a provocative opportunity in equities because many companies have exceptionally strong cash flows that are being undervalued by the market.

Investors are reluctant to assign much value to excess cash, reflecting doubts that it can be deployed productively. But our research shows that the corporate cash giveback potential is as great as it has ever been and should trigger strong stock gains as managements unlock this value via buybacks, dividends, and acquisitions.

Our portfolio is well positioned to take advantage of this unprecedented opportunity. According to our research, holdings as diverse as BAE Systems, Vale, and AstraZeneca will generate long-term free cash flows of between 50% and 80% of their current stock prices, yet they trade well below the benchmark based on our long-term earnings forecasts.

By packing the portfolio with stocks like these, we’re strategically positioned for a potential shift in sentiment regarding global equity markets. As macroeconomic uncertainty subsides, corporate confidence grows, and markets focus more closely on company fundamentals, we’re confident that there will be many ways for our holdings to win in the coming quarters.

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

In our last letter, we spent some time talking about the dichotomy in world growth between developed and developing markets. In the developed world, we have economies where the government finances have taken the strain of sustaining growth. In the developing economies, we see both trade and fiscal surpluses supported by a financial system that largely avoided the worst excesses of the West. In particular, we remarked upon the injection of liquidity that had been taking place to counteract the effects of the financial crisis and how this might play out in the developing world, where liquidity was not required and indeed might actually be unhelpful.

It is almost as if you had to administer identical medicine to two patients, but only one was actually sick. Clearly under such circumstances you would expect two different outcomes. Another analogy would be that pumping up a deflated balloon is one thing, but adding extra air to an already inflated one is quite another.

We are now beginning to see the next stages of this process. In emerging markets, there are many companies where profits and valuations are being temporarily inflated by the global liquidity that continues to be injected into the system. The two most obvious areas are both China-related—property on the one hand and commodities on the other. The Hong Kong property stocks do not look particularly expensive based on current or prospective earnings, but the main reason for this is that current and prospective earnings are based on margins that are getting close to peak levels. Moreover, the stocks no longer trade at a meaningful discount to their asset value.

Equally, there continues to be an expectation embedded in commodity prices dependent upon ever-increasing Chinese consumption levels. While consumption will continue to increase, it is likely that the pace of growth will slacken. Our view remains that even though growth prospects in the developing world remain better, this is already discounted in prices.

We had sold many of our holdings in Hong Kong and China at the time of the last letter. Given where valuations now stand, we are now considering carefully whether it is time to remove the ones that remain.

On a more optimistic note, we also talked about the opportunities we were seeing in Japan and, as a consequence, how the fund’s exposure to Japanese equities had increased. We continue to hold this view. Consider that, based on historical numbers, Japan now has a higher dividend yield, a lower price/earnings multiple, and less than half the price/book value of the U.S. market. The last time that Japan had a lower P/E than the United States was in 1973!

Many argue that Japan is in a slump from which it cannot recover. This is not the experience of the companies we are meeting. Earnings are recovering, balance sheets are strong, and some companies are becoming increasingly shareholder-friendly, with dividend increases and buybacks being announced regularly. However, this is not comprehensive, and the lack of alignment with shareholder interests does linger in some parts of the market.

Hansberger Global Investors, Inc.

Portfolio Managers:
Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director— Emerging Markets

Despite heightened uncertainty in the global economy, equity markets moved higher over the past 12 months. In developed countries, weak demand, high levels of public debt, and pending changes in regulatory frameworks were just a few of the issues confronting corporations and investors. In addition, weak employment data in the United States, and the prospects of quantitative easing there and elsewhere, led to a weaker U.S. dollar and an increased appetite for commodities and non-U.S. equities.

In emerging markets, underlying economic growth remained strong even as policymakers grappled with increasing signs of inflation. The result was interest rate hikes in China, India, and other emerging-market countries as well as other administrative measures meant to temper capital inflows and relieve upward pressure on many of these currencies. Even as officials worked to cool their economies in order to prevent asset bubbles over this period, emerging equity markets performed extremely well.

Our holdings in China were especially strong contributors to performance during the period. In the first half of 2010 many investors worried that China’s economic growth could slow as policymakers took strong steps to curtail real estate speculation. In addition, many worried that excessive lending by the banks in China over the past two years would lead to an increase in bad debts that would harm the financial system and the real economy in China. As the year progressed, however, strong earnings and rising new orders helped investments such as Weichai Power and China State Construction. We continue to have significant exposure to China, with a focus on domestically oriented companies.

Several of our holdings in the financial sector detracted from performance. Ongoing concerns about capital levels, changing regulations, and a slowdown in capital markets activity hurt investments in companies such as AXA, Nomura Holdings, and Credit Suisse. While we exited our positions in AXA and Nomura, we continue to own Credit Suisse. Overall, we continue to find substantial value in the financial sector in businesses that we believe have very strong franchises and are undervalued.

While we are no longer seeing the massive disconnect between fundamentals and valuations that was evident at the beginning of 2009, we continue to believe that the market is mispricing quality and that highly differentiated growth prospects are not being reflected in valuations. We believe that the many high-quality businesses around the world that are trading substantially below their intrinsic values present an opportunity for long-term investors.

International Value Fund

Fund Profile
As of October 31, 2010

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	246	1,811
Median Market Cap	$40.0B	$29.9B
Price/Earnings Ratio	14.4x	16.2x
Price/Book Ratio	1.5x	1.7x
Return on Equity	18.1%	18.2%
Earnings Growth Rate	2.4%	4.4%
Dividend Yield	2.7%	2.8%
Turnover Rate	51%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.45%	—
Short-Term Reserves	1.3%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	9.6%	9.1%
Consumer Staples	7.1	8.9
Energy	11.5	10.4
Financials	23.2	25.5
Health Care	7.7	6.0
Industrials	10.6	10.6
Information Technology	10.0	6.3
Materials	10.1	12.4
Telecommunication
Services	8.1	6.2
Utilities	2.1	4.6

Volatility Measures
	Spliced	MSCI AC
International	World Index
	Index	ex USA
R-Squared	0.98	0.98
Beta	1.03	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Dutch Shell plc	Integrated Oil &
	Gas	2.1%
Sanofi-Aventis SA	Pharmaceuticals	1.8
Vodafone Group plc	Wireless
	Telecommunication
	Services	1.7
Vale SA Class B ADR	Steel	1.6
Samsung Electronics Co.	Semiconductors
Ltd.		1.4
GlaxoSmithKline plc	Pharmaceuticals	1.4
Novartis AG	Pharmaceuticals	1.4
Gazprom OAO ADR	Integrated Oil &
	Gas	1.3
BNP Paribas	Diversified Banks	1.2
ENI SPA	Integrated Oil &
	Gas	1.2
Top Ten		15.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratio was 0.39%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	20.0%	15.0%
France	10.3	7.1
Switzerland	5.5	5.3
Germany	5.5	5.7
Italy	2.8	2.0
Belgium	1.9	0.7
Finland	1.4	0.8
Denmark	1.3	0.7
Sweden	1.0	2.1
Other	2.6	5.8
Subtotal	52.3%	45.2%
Pacific
Japan	17.7%	14.3%
Hong Kong	2.1	1.8
Australia	2.1	5.9
Singapore	1.3	1.2
Other	0.1	0.1
Subtotal	23.3%	23.3%
Emerging Markets
China	4.6%	4.3%
Brazil	4.5	3.8
South Korea	3.7	3.1
Russia	2.7	1.4
Taiwan	1.7	2.5
Other	4.1	8.3
Subtotal	21.3%	23.4%
Middle East	0.0%	0.5%
North America
Canada	3.1%	7.6%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	9.12%	5.02%	5.95%	$17,829
MSCI All Country World Index ex USA	13.08	6.21	5.46	17,012
Spliced International Index	7.92	3.22	3.13	13,612
International Funds Average	12.88	3.69	2.63	12,966

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Value Fund

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	2.46%	3.47%	5.56%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (94.9%)[1]
Australia (1.7%)
BHP Billiton Ltd.	1,324,100	54,714
National Australia
Bank Ltd.	1,343,021	33,614
Westpac Banking Corp.	843,565	18,784
Commonwealth Bank
of Australia	320,014	15,384
MAp Group	1,200,002	3,586
Bank of Queensland Ltd.	239,516	2,442
		128,524
Austria (0.1%)
OMV AG	120,100	4,492

Belgium (1.8%)
Anheuser-Busch InBev NV	942,215	59,175
Solvay SA Class A	350,726	37,166
Belgacom SA	750,590	29,474
Delhaize Group SA	158,144	11,054
		136,869
Brazil (4.4%)
Vale SA Class B
Pfd. ADR	2,665,700	76,586
Banco do Brasil SA	3,456,100	66,914
Petroleo Brasileiro SA
ADR Type A	1,582,077	49,345
Vale SA Class B ADR	1,424,600	45,787
Cielo SA	4,901,600	42,233
Cia Energetica de
Minas Gerais ADR	1,192,731	21,278
Gafisa SA ADR	1,017,436	17,083
Rossi Residencial SA	887,500	8,701
Eletropaulo Metropolitana
Eletricidade de Sao Paulo
SA Prior Pfd.	233,200	4,046
MRV Engenharia e
Participacoes SA	177,200	1,725
		333,698

			Market
			Value
		Shares	($000)
Canada (3.0%)
	Bank of Nova Scotia	453,654	24,317
	Suncor Energy Inc.	689,975	22,086
^	Rogers Communications Inc.
	Class B	563,100	20,517
	Teck Resources Ltd.
	Class B	451,728	20,210
	Potash Corp. of
	Saskatchewan Inc.	135,900	19,654
	Agrium Inc.	219,800	19,443
	Canadian National
	Railway Co.	290,279	18,804
^	Penn West Energy Trust	805,427	18,345
	Suncor Energy Inc.	560,072	17,946
	Nexen Inc.	842,373	17,923
*	Lundin Mining Corp.	1,732,800	10,976
	National Bank of Canada	153,100	10,077
	Toronto-Dominion Bank	68,700	4,948
			225,246
China (4.5%)
	China Mobile Ltd.	6,218,500	63,505
	China Construction
	Bank Corp.	60,249,000	57,598
	Weichai Power Co. Ltd.	3,984,800	52,579
	China State Construction
	International
	Holdings Ltd.	34,724,400	26,507
	Guangzhou Automobile
	Group Co. Ltd.	15,336,169	23,347
	Bank of China Ltd.	29,996,000	18,017
	China Shenhua
	Energy Co. Ltd.	3,923,000	17,513
	Ping An Insurance
	Group Co. of China Ltd.	1,593,000	17,223
	China Petroleum &
	Chemical Corp.	16,402,000	15,606
	Yanzhou Coal
	Mining Co. Ltd.	5,100,000	14,756
	Industrial & Commercial
	Bank of China	16,089,000	12,998

International Value Fund

			Market
			Value
		Shares	($000)
*	GOME Electrical Appliances
	Holdings Ltd.	36,607,000	12,355
	Daphne International
	Holdings Ltd.	4,866,000	5,445
			337,449
Denmark (1.3%)
	Carlsberg A/S Class B	345,166	37,737
	Novo Nordisk A/S Class B	281,900	29,600
*	Danske Bank A/S	673,800	17,899
*	Vestas Wind Systems A/S	330,582	10,538
			95,774
Finland (1.3%)
	Nokia Oyj	5,420,833	58,217
	Sampo Oyj	1,148,200	32,153
	Cargotec Oyj Class B	180,700	8,217
			98,587
France (9.7%)
	Sanofi-Aventis SA	1,986,904	139,206
	BNP Paribas	1,265,133	92,539
	Total SA	1,136,927	61,888
	Danone	857,383	54,363
	Teleperformance	1,323,584	41,826
	AXA SA	2,111,283	38,504
	LVMH Moet Hennessy
	Louis Vuitton SA	194,000	30,437
	PPR	173,255	28,496
	Bouygues SA	638,100	28,222
	Technip SA	290,869	24,504
	Vivendi SA	833,870	23,828
	Societe Generale	294,444	17,656
	Lagardere SCA	410,100	17,520
	Cap Gemini SA	343,000	17,510
	Carrefour SA	316,876	17,157
^	EDF SA	356,100	16,337
	STMicroelectronics NV	1,683,889	14,766
*	Renault SA	236,300	13,192
^	GDF Suez	307,452	12,285
	ArcelorMittal	378,274	12,240
	France Telecom SA	496,100	11,903
	Arkema SA	181,900	11,754
*	Cie Generale de
	Geophysique-Veritas	171,100	3,997
			730,130
Germany (5.0%)
	Adidas AG	1,078,350	70,235
	SAP AG	1,167,208	60,811
	Deutsche Post AG	2,548,990	47,515
	Allianz SE	326,700	40,912
	Bayer AG	535,736	39,959
	E.ON AG	909,700	28,474
	Siemens AG	194,568	22,203
	ThyssenKrupp AG	540,600	19,889
	Deutsche Bank AG	310,000	17,858

		Market
		Value
	Shares	($000)
Muenchener
Rueckversicherungs AG	108,100	16,896
Henkel AG & Co.
KGaA Prior Pfd.	236,736	13,959
		378,711
Hong Kong (2.0%)
Swire Pacific Ltd.
Class A	3,612,000	51,413
Esprit Holdings Ltd.	7,692,532	41,518
Sun Hung Kai
Properties Ltd.	1,417,000	24,375
HSBC Holdings plc	1,478,269	15,409
New World
Development Ltd.	3,704,000	7,341
* AIA Group Ltd.	1,906,000	5,668
Yue Yuen Industrial
Holdings Ltd.	1,495,500	5,364
Great Eagle Holdings Ltd.	1,121,000	3,359
		154,447
India (0.6%)
Bharti Airtel Ltd.	5,458,412	40,156
2 Tata Steel Ltd. Warrants
Exp. 12/23/14	701,300	9,398
		49,554
Indonesia (0.5%)
Telekomunikasi
Indonesia Tbk PT ADR	897,800	36,262

Ireland (0.3%)
CRH plc	1,175,800	20,310
* Smurfit Kappa Group plc	532,200	5,697
		26,007
Italy (2.6%)
ENI SPA	4,105,266	92,440
Intesa Sanpaolo SPA
(Registered)	14,178,388	49,868
UniCredit SPA	10,885,450	28,379
Telecom Italia SPA
(Registered)	11,230,800	17,237
Telecom Italia SPA
(Bearer)	6,391,400	7,842
		195,766
Japan (16.7%)
Sony Corp.	2,165,300	73,159
Canon Inc.	1,554,300	71,550
Mitsubishi Corp.	2,812,200	67,548
Fanuc Ltd.	435,000	62,975
Sumitomo Mitsui
Financial Group Inc.	1,894,600	56,550
Tokyo Electric
Power Co. Inc.	2,211,000	52,795
Tokyo Electron Ltd.	875,200	49,382
Panasonic Corp.	3,308,000	48,222

International Value Fund

		Market
		Value
	Shares	($000)
Dai Nippon
Printing Co. Ltd.	3,585,000	45,222
Fujitsu Ltd.	6,295,000	42,941
Obayashi Corp.	10,468,000	42,650
Mitsui & Co. Ltd.	2,465,700	38,779
Honda Motor Co. Ltd.	999,800	36,042
Hoya Corp.	1,489,900	34,802
Mizuho Financial
Group Inc.	23,349,100	33,864
Fujikura Ltd.	7,188,000	33,448
Yahoo Japan Corp.	88,100	30,753
Mitsubishi Estate Co. Ltd.	1,615,000	28,292
Nippon Telegraph &
Telephone Corp.	588,800	26,555
Japan Tobacco Inc.	8,316	25,835
Nissan Motor Co. Ltd.	2,753,200	24,197
ORIX Corp.	251,820	22,938
Omron Corp.	954,400	22,110
Toshiba Corp.	4,390,000	21,973
Mitsui Fudosan Co. Ltd.	1,121,000	21,198
Daito Trust Construction
Co. Ltd.	342,800	20,729
Nidec Corp.	207,700	20,511
Shin-Etsu
Chemical Co. Ltd.	389,600	19,700
Sharp Corp.	1,890,000	18,670
Yamada Denki Co. Ltd.	274,770	17,830
Nintendo Co. Ltd.	65,900	17,016
Sumitomo Realty &
Development Co. Ltd.	675,000	14,704
THK Co. Ltd.	697,600	13,392
Bank of Yokohama Ltd.	2,556,000	12,532
Sumitomo Trust &
Banking Co. Ltd.	2,268,000	12,383
Sumitomo Corp.	973,900	12,330
JFE Holdings Inc.	380,100	11,853
Tokyo Gas Co. Ltd.	2,201,000	10,355
JX Holdings Inc.	1,641,500	9,676
Asahi Glass Co. Ltd.	942,000	9,036
Aeon Co. Ltd.	479,000	5,641
Sumitomo Rubber
Industries Ltd.	510,400	5,486
* Mitsubishi Materials Corp.	1,637,000	5,125
ITOCHU Corp.	543,000	4,759
KDDI Corp.	783	4,221
		1,259,729
Mexico (0.7%)
Grupo Televisa SA ADR	1,509,100	33,879
America Movil SAB
de CV ADR	319,917	18,319
		52,198

		Market
		Value
	Shares	($000)
Netherlands (0.5%)
* ING Groep NV	1,896,000	20,285
* Randstad Holding NV	208,046	9,911
Koninklijke DSM NV	116,400	6,229
		36,425
New Zealand (0.1%)
Telecom Corp. of
New Zealand Ltd.	2,894,085	4,491

Norway (0.9%)
Yara International ASA	725,860	38,273
^,* Subsea 7 Inc.	911,051	19,207
* Petroleum
Geo-Services ASA	591,650	7,409
		64,889
Poland (0.2%)
KGHM Polska Miedz SA	406,800	18,269

Russia (2.7%)
Gazprom OAO ADR
(London Shares)	4,003,900	87,666
Lukoil OAO ADR
(U.S. Shares)	616,240	34,365
* Evraz Group SA GDR	671,561	20,374
Lukoil OAO ADR
(London Shares)	358,000	19,964
MMC Norilsk Nickel ADR	736,315	13,703
Gazprom OAO ADR
(U.S. Shares)	576,959	12,632
Mobile Telesystems
OJSC ADR	542,547	11,746
		200,450
Singapore (1.3%)
Singapore
Telecommunications Ltd.	32,583,900	78,071
DBS Group Holdings Ltd.	1,586,701	17,090
		95,161
South Africa (0.7%)
MTN Group Ltd.	1,282,743	23,077
Bidvest Group Ltd.	856,390	18,240
* Gold Fields Ltd. ADR	696,600	10,985
		52,302
South Korea (3.6%)
Samsung Electronics
Co. Ltd.	137,192	91,017
SK Telecom Co.
Ltd. ADR	2,131,300	39,280
KB Financial Group Inc.	857,386	38,175
Hyundai Mobis	139,000	34,615
Hana Financial Group Inc.	756,400	21,494
Korea Zinc Co. Ltd.	66,400	16,806
Hyundai Steel Co.	150,000	14,565
Samsung Electronics
Co. Ltd. Prior Pfd.	29,300	14,398
		270,350

International Value Fund

		Market
		Value
	Shares	($000)
Spain (0.6%)
Banco Santander SA	3,384,560	43,444

Sweden (0.9%)
Assa Abloy AB Class B	1,638,200	42,007
Sandvik AB	1,295,341	19,529
Telefonaktiebolaget LM
Ericsson Class B	977,919	10,755
		72,291
Switzerland (5.4%)
Novartis AG	1,758,822	101,911
* UBS AG	4,816,641	81,823
Nestle SA	1,226,222	67,166
Roche Holding AG	361,550	53,095
Actelion Ltd.	796,085	39,771
ABB Ltd.	1,078,015	22,330
Credit Suisse Group AG	316,933	13,121
Syngenta AG	46,259	12,808
Lonza Group AG	139,169	12,183
		404,208
Taiwan (1.6%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	26,209,704	53,921
* AU Optronics Corp.	31,108,460	31,037
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	1,123,915	12,262
Powertech Technology Inc.	2,544,000	8,408
Lite-On Technology Corp.	5,495,337	7,259
United Microelectronics
Corp.	12,763,000	6,122
* Pegatron Corp.	4,488,000	6,075
		125,084
Thailand (0.4%)
Banpu PCL	575,300	14,894
PTT PCL	1,314,100	13,313
		28,207
Turkey (0.9%)
Turkiye Garanti
Bankasi AS	6,652,100	40,155
Turkcell Iletisim
Hizmet AS	2,684,000	19,207
Turkiye Vakiflar
Bankasi Tao	3,105,000	9,856
		69,218
United Kingdom (18.9%)
Vodafone Group plc	48,175,554	131,694
Royal Dutch Shell plc
Class A	3,308,200	107,309
GlaxoSmithKline plc	5,308,947	103,671
Xstrata plc	3,629,590	70,318
Standard Chartered plc	2,185,787	63,224
Aviva plc	9,868,548	62,935

			Market
			Value
		Shares	($000)
	British American
	Tobacco plc	1,565,743	59,649
	Tesco plc	8,250,035	56,460
*	Lloyds Banking Group plc	47,930,088	52,681
	Royal Dutch Shell plc
	Class B	1,548,080	49,541
	Prudential plc	4,200,324	42,482
	Royal Bank of Scotland
	Group plc	59,245,579	42,391
	Barclays plc	9,488,855	41,698
	Unilever plc	1,364,400	39,337
	AstraZeneca plc	780,400	39,256
	Rio Tinto plc	588,800	38,243
	BAE Systems plc	6,887,290	38,018
	WPP plc	3,213,109	37,339
	HSBC Holdings plc	3,536,000	36,802
	BP plc	5,034,900	34,223
	WM Morrison
	Supermarkets plc	6,876,100	32,361
	Eurasian Natural
	Resources Corp. plc	2,160,171	30,136
	Tullow Oil plc	1,465,160	27,828
	BG Group plc	1,418,300	27,609
	BHP Billiton plc	682,003	24,160
	Imperial Tobacco
	Group plc	713,200	22,842
	Marks & Spencer
	Group plc	3,315,100	22,720
	Man Group plc	5,042,216	21,075
	Old Mutual plc	7,715,924	16,069
	ICAP plc	1,715,273	12,531
*	Dixons Retail plc	28,596,701	12,269
	TUI Travel plc	2,044,000	6,917
*	Inchcape plc	1,108,190	6,193
	Informa plc	870,900	6,089
	Thomas Cook Group plc	2,032,400	5,891
			1,421,961
Total Common Stocks
(Cost $6,639,103)			7,150,193
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.4%)
3,4	Vanguard Market Liquidity
	Fund, 0.237%	328,728,840	328,729

International Value Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
5,6	Federal Home Loan
	Bank Discount Notes,
	0.300%, 11/19/10	4,500	4,500
5	Freddie Mac
	Discount Notes,
	0.300%, 11/1/10	8,000	8,000
5,6	Freddie Mac
	Discount Notes,
	0.295%–0.321%, 12/15/10	10,500	10,497
			22,997
Total Temporary Cash Investments
(Cost $351,724)			351,726
Total Investments (99.6%)
(Cost $6,990,827)			7,501,919
Other Assets and Liabilities (0.4%)
Other Assets[6]			189,957
Liabilities[4]			(159,483)
			30,474
Net Assets (100%)
Applicable to 235,986,490 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			7,532,393
Net Asset Value Per Share			$31.92

At October 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,044,193
Undistributed Net
Investment Income	116,597
Accumulated Net
Realized Losses	(1,147,591)
Unrealized Appreciation
(Depreciation)
Investment Securities	511,092
Futures Contracts	1,231
Foreign Currencies and
Forward Currency Contracts	6,871
Net Assets	7,532,393

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $70,977,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 2.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $74,080,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $11,997,000 and cash of $1,138,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1]	182,027
Interest[2]	810
Security Lending	5,718
Total Income	188,555
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,270
Performance Adjustment	(2,951)
The Vanguard Group—Note C
Management and Administrative	13,559
Marketing and Distribution	1,584
Custodian Fees	1,456
Auditing Fees	37
Shareholders’ Reports	101
Trustees’ Fees and Expenses	13
Total Expenses	26,069
Net Investment Income	162,486
Realized Net Gain (Loss)
Investment Securities Sold	50,534
Futures Contracts	1,553
Foreign Currencies and Forward Currency Contracts	(10,349)
Realized Net Gain (Loss)	41,738
Change in Unrealized Appreciation (Depreciation)
Investment Securities	385,786
Futures Contracts	8,207
Foreign Currencies and Forward Currency Contracts	5,329
Change in Unrealized Appreciation (Depreciation)	399,322
Net Increase (Decrease) in Net Assets Resulting from Operations	603,546
1 Dividends are net of foreign withholding taxes of $16,207,000.
2 Interest income from an affiliated company of the fund was $717,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,486	158,439
Realized Net Gain (Loss)	41,738	(1,189,583)
Change in Unrealized Appreciation (Depreciation)	399,322	2,438,272
Net Increase (Decrease) in Net Assets Resulting from Operations	603,546	1,407,128
Distributions
Net Investment Income	(160,303)	(214,336)
Realized Capital Gain	—	—
Total Distributions	(160,303)	(214,336)
Capital Share Transactions
Issued	1,733,594	1,051,274
Issued in Lieu of Cash Distributions	150,842	199,429
Redeemed[1]	(1,289,207)	(1,284,708)
Net Increase (Decrease) from Capital Share Transactions	595,229	(34,005)
Total Increase (Decrease)	1,038,472	1,158,787
Net Assets
Beginning of Period	6,493,921	5,335,134
End of Period[2]	7,532,393	6,493,921
1 Net of redemption fees for fiscal 2010 and 2009 of $217,000 and $299,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $116,597,000 and $125,371,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.95	$24.36	$48.38	$41.70	$33.30
Investment Operations
Net Investment Income	.698	.742	1.176[1]	1.020	1.000[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.007	5.839	(21.841)	9.634	9.060
Total from Investment Operations	2.705	6.581	(20.665)	10.654	10.060
Distributions
Dividends from Net Investment Income	(.735)	(.991)	(.940)	(.880)	(.560)
Distributions from Realized Capital Gains	—	—	(2.415)	(3.094)	(1.100)
Total Distributions	(.735)	(.991)	(3.355)	(3.974)	(1.660)
Net Asset Value, End of Period	$31.92	$29.95	$24.36	$48.38	$41.70

Total Return[2]	9.12%	28.34%	-45.49%	27.55%	31.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,532	$6,494	$5,335	$10,313	$6,926
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.45%	0.42%	0.41%	0.46%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.93%	3.08%	2.46%	2.61%
Portfolio Turnover Rate	51%	55%	59%	38%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.02%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with

International Value Fund

highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Ltd., and Hansberger Global Investors, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index excluding USA. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the MSCI All Country World Index excluding USA. The basic fee for Edinburgh Partners Ltd. is subject to quarterly adjustments based on performance since July 31, 2008, relative to the MSCI All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $2,951,000 (0.04%) based on performance.

International Value Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $1,317,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	721,677	6,428,516	—
Temporary Cash Investments	328,729	22,997	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(648)	—	—
Forward Currency Contracts—Assets	—	4,986	—
Forward Currency Contracts—Liabilities	—	(65)	—
Total	1,049,761	6,456,434	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	3	4,986	4,989
Liabilities	(648)	(65)	(713)
1 Represents variation margin on the last day of the reporting period.

International Value Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,553	—	1,553
Forward Currency Contracts	—	609	609
Realized Net Gain (Loss) on Derivatives	1,553	609	2,162

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	8,207	—	8,207
Forward Currency Contracts	—	3,655	3,655
Change in Unrealized Appreciation (Depreciation) on Derivatives	8,207	3,655	11,862

At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2010	1,863	73,513	1,359
FTSE 100 Index	December 2010	506	45,797	685
Topix Index	December 2010	408	40,825	(840)
S&P ASX 200 Index	December 2010	209	23,800	27

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At October 31, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	12/22/10	EUR	44,852	USD	62,425	2,022
UBS AG	12/22/10	GBP	27,947	USD	44,781	998
UBS AG	12/15/10	JPY	3,337,962	USD	41,481	1,261
UBS AG	12/22/10	AUD	24,330	USD	23,833	705
Goldman Sachs Bank USA	11/15/10	USD	18,499	GBP	11,545	(64)
Goldman Sachs Bank USA	11/15/10	USD	6,020	CAD	6,140	(1)

AUD—Australian dollar.
CAD —Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2010, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

The fund had net unrealized foreign currency gains of $1,950,000 resulting from the translation of other assets and liabilities at October 31, 2010.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2010, the fund realized net foreign currency losses of $10,957,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $1,627,000 on the fund’s passive foreign investment company holdings at October 31, 2009, has been distributed and is reflected in the balance of undistributed net investment income. Since October 31, 2009, the fund’s passive investment company holdings have appreciated in value, increasing the amount of taxable income available for distribution as of October 31, 2010, by $9,348,000. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2010, was $10,975,000.

International Value Fund

For tax purposes, at October 31, 2010, the fund had $141,658,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,137,537,000 to offset future net capital gains through October 31, 2017.

At October 31, 2010, the cost of investment securities for tax purposes was $7,006,155,000. Net unrealized appreciation of investment securities for tax purposes was $495,764,000, consisting of unrealized gains of $1,041,606,000 on securities that had risen in value since their purchase and $545,842,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2010, the fund purchased $3,791,464,000 of investment securities and sold $3,242,602,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	57,737	43,194
Issued in Lieu of Cash Distributions	4,904	8,828
Redeemed	(43,507)	(54,137)
Net Increase (Decrease) in Shares Outstanding	19,134	(2,115)

I. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2010

Special 2010 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $128,290,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $188,117,000 and foreign taxes paid of $15,473,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2011 to determine the calendar year amounts to be included on their 2010 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.12%	5.02%	5.95%
Returns After Taxes on Distributions	8.76	3.99	5.17
Returns After Taxes on Distributions and Sale of Fund Shares	6.43	4.18	4.98

Returns do not reflect the 2% fee on redemptions of shares held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,054.51	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q460 122010

Vanguard Diversified Equity Fund
Annual Report

October 31, 2010

> Vanguard Diversified Equity Fund returned about 18% for the fiscal year ended October 31, 2010.

> The fund edged the average return of peer multi-capitalization core funds, but lagged its benchmark, the MSCI US Broad Market Index.

> Each of the fund’s eight underlying stock funds recorded double-digit results for the 12-month period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	18
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010

Total
Returns
Vanguard Diversified Equity Fund	17.68%
MSCI US Broad Market Index	18.60
Multi-Cap Core Funds Average	17.23
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$16.43	$19.13	$0.192	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2010, Vanguard Diversified Equity Fund returned 17.68%, a bit below the 18.60% result of its benchmark, the MSCI US Broad Market Index, but slightly ahead of the 17.23% average result for peer multi-capitalization core funds.

Diversified Equity Fund is a “fund of funds,” investing in eight actively managed Vanguard mutual funds. Through the underlying funds, which are intended to complement each other, it invests in growth and value stocks and is broadly exposed to all segments of the U.S. equity market. Large-cap stocks predominate, but stocks of all market capitalizations are represented.

If you hold shares of the fund in a taxable account, you may wish to review the section on the fund’s after-tax returns that appears later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from

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the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

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Overall performance illustrates the value of diversification
Tracing the broad U.S. stock market’s respectable but uneven performance, Diversified Equity Fund’s fiscal year can be examined as two distinct halves. The fund returned about 17% over the first six months as the stock market rally that began in March 2009 continued. Over the second six months, however, the fund limped to an additional gain of less than 1% as concerns about the U.S. economy’s health and Europe’s debt crisis limited returns through the spring and summer. The fund picked up again through September and October as the Federal Reserve pledged to stimulate the economy and corporate earnings improved.

All eight of Diversified Equity’s underlying funds posted double-digit returns for the fiscal year. With a few exceptions, the growth funds outperformed their value counterparts, and the mid- and small-cap funds fared better than the large-caps.

Information technology holdings drove the three top-performing growth funds: Vanguard Explorer™ Fund (which returned about +28%), Mid-Cap Growth Fund (about +27%), and Morgan Growth Fund (about +21%). Morgan™ Growth outpaced its benchmark, while Explorer and Mid-Cap Growth slightly trailed theirs. Poor stock choices in the financial sector limited the

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.43%	1.20%

The acquired fund fees and expenses—drawn from the prospectus dated February 24, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2010, the annualized acquired fund fees and expenses were 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Core Funds.

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results for the U.S. Growth Fund (about +12%), which finished a disappointing 7 percentage points behind its benchmark.

Diversified Equity’s value holdings also generated a range of returns. Superior stock selection in the industrials sector lifted results for Vanguard Windsor™ Fund (about +16%) and Capital Value Fund (nearly +24%). Both surpassed their respective benchmarks, Windsor by a small margin and Capital Value by more than 7 percentage points. Windsor II’s return (about +12%) fell short of its benchmark, largely because of subpar stock selection in the information technology sector.

Vanguard Growth and Income Fund––the fund’s largest underlying holding, with about 20% of assets––returned nearly 16%, slightly behind its benchmark. While made up of both value and growth stocks, Growth and Income leans toward value. It follows a quantitative equity strategy that aims to capture the benchmark’s risk characteristics and sector weightings while seeking outperformance through computer-driven stock selection.

Four good years and one disappointment
From its inception on June 10, 2005, through October 31, 2010, the Diversified Equity Fund generated an average annual return of 1.90%. The fund’s return slightly trailed that of its benchmark and the

Total Returns
Inception Through October 31, 2010

Average
Annual Return
Diversified Equity Fund (Returns since inception: 6/10/2005)	1.90%
MSCI US Broad Market Index	2.62
Multi-Cap Core Funds Average	2.01
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

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peer-group average return for the period. This subpar result is largely attributable to poor performance for the 2008 fiscal year.

A five-year history is a short time frame in a world in which meaningful investment returns are best measured in decades. The fund’s performance over its relatively brief existence provides limited insight into the abilities of the various advisors who oversee the underlying funds. Over the long term, we’re confident the fund will benefit both from the experience and expertise of the advisors and from Vanguard’s historically low expense ratios.

Diversification is an antidote to stock market uncertainty
At any given time, even the most seasoned investors don’t know which segments of the stock market are poised for superior performance and which are likely to slump. The stock market can be wildly unpredictable, and trying to gauge its various components with any consistency is impossible.

A well-designed fund of funds, such as Diversified Equity Fund, offers investors exposure to every portion of the market. The eight underlying funds cover a variety of investment

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2010

	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	15.93%
Vanguard Morgan Growth Fund Investor Shares	15.0	21.03
Vanguard U.S. Growth Fund Investor Shares	15.0	12.44
Vanguard Windsor Fund Investor Shares	15.0	16.31
Vanguard Windsor II Fund Investor Shares	15.0	12.05
Vanguard Explorer Fund Investor Shares	10.0	27.74
Vanguard Mid-Cap Growth Fund	5.0	26.70
Vanguard Capital Value Fund	5.0	23.79
Combined	100.0%	17.68%

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styles and market capitalizations, a mix that can make it easier for your portfolio to absorb the inevitable market volatility. Different investment approaches rarely perform in sync. The fund was created with the idea that at any particular time, the in-favor methodologies of one advisor will offset the strategies of another advisor that may be out of step with market sentiment. Over time, the expectation, though certainly not the guarantee, is that the combination of these talented advisors and Vanguard’s below-average costs can lead to benchmark-beating performance.

With its investment management expertise, broad diversification, and low costs, Diversified Equity Fund can be an important part of your investment portfolio.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2010

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Diversified Equity Fund

Fund Profile
As of October 31, 2010

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,137	3,471
Median Market Cap	$29.3B	$28.5B
Price/Earnings Ratio	15.2x	16.6x
Price/Book Ratio	2.1x	2.1x
Return on Equity	19.1%	19.1%
Earnings Growth Rate	5.7%	6.6%
Dividend Yield	1.8%	1.8%
Turnover Rate	3%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.43%	—
30-Day SEC Yield	1.21%	—
Fund data reflect holdings of underlying funds.

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	5.0

Volatility Measures
		MSCI US
		Broad Market
		Index
R-Squared		0.99
Beta		1.03
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US Broad
	Fund	Market Index
Consumer Discretionary	11.4%	11.4%
Consumer Staples	9.4	9.6
Energy	9.4	10.6
Financials	15.2	15.6
Health Care	12.8	11.7
Industrials	12.7	11.3
Information Technology	20.6	19.2
Materials	3.7	4.1
Telecommunication Services	2.0	2.9
Utilities	2.8	3.6
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 24, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2010, the annualized acquired fund fees and expenses were 0.40%.

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Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005, Through October 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/10/2005)	Investment
Diversified Equity Fund	17.68%	1.60%	1.90%	$11,068
MSCI US Broad Market Index	18.60	2.40	2.62	11,499
Multi-Cap Core Funds Average	17.23	1.67	2.01	11,131

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): June 10, 2005, Through October 31, 2010

See Financial Highlights for dividend and capital gains information.

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Diversified Equity Fund

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	9.81%	0.37%	1.12%

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Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	10,024,106	249,400
Vanguard Morgan Growth Fund Investor Shares	11,144,645	187,899
Vanguard U.S. Growth Fund Investor Shares	10,936,638	187,782
Vanguard Windsor Fund Investor Shares	14,921,420	187,413
Vanguard Windsor II Fund Investor Shares	7,687,010	187,333
Vanguard Explorer Fund Investor Shares	1,896,883	125,251
Vanguard Mid-Cap Growth Fund	3,580,853	62,808
Vanguard Capital Value Fund	6,210,528	62,664
Total Investments (100.0%) (Cost $1,303,743)		1,250,550
Other Assets and Liabilities (0.0%)
Other Assets		2,061
Liabilities		(2,148)
		(87)
Net Assets (100%)
Applicable to 65,356,220 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,250,463
Net Asset Value Per Share		$19.13

At October 31, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	1,395,053
Undistributed Net Investment Income	5,154
Accumulated Net Realized Losses	(96,551)
Unrealized Appreciation (Depreciation)	(53,193)
Net Assets	1,250,463

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Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Income Distributions Received	14,329
Net Investment Income—Note B	14,329
Realized Net Gain (Loss) on Investment Securities Sold	(71,758)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	259,250
Net Increase (Decrease) in Net Assets Resulting from Operations	201,821

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Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,329	16,969
Realized Net Gain (Loss)	(71,758)	(14,903)
Change in Unrealized Appreciation (Depreciation)	259,250	179,149
Net Increase (Decrease) in Net Assets Resulting from Operations	201,821	181,215
Distributions
Net Investment Income	(13,978)	(16,776)
Realized Capital Gain	—	(41,532)
Total Distributions	(13,978)	(58,308)
Capital Share Transactions
Issued	168,117	398,159
Issued in Lieu of Cash Distributions	13,701	57,046
Redeemed	(329,979)	(215,877)
Net Increase (Decrease) from Capital Share Transactions	(148,161)	239,328
Total Increase (Decrease)	39,682	362,235
Net Assets
Beginning of Period	1,210,781	848,546
End of Period[1]	1,250,463	1,210,781
1 Net Assets-End of Period includes undistributed net investment income $5,154,000 and $4,803,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Financial Highlights

For a Share Outstanding				Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.43	$15.30	$26.15	$23.20	$20.45
Investment Operations
Net Investment Income	.206	.268	.284	.232	.225
Capital Gain Distributions Received	—	—	1.333	.542	.419
Net Realized and Unrealized Gain (Loss)
on Investments	2.686	1.856	(11.741)	2.705	2.334
Total from Investment Operations	2.892	2.124	(10.124)	3.479	2.978
Distributions
Dividends from Net Investment Income	(.192)	(.286)	(.230)	(.270)	(.150)
Distributions from Realized Capital Gains	—	(.708)	(.496)	(.259)	(.078)
Total Distributions	(.192)	(.994)	(.726)	(.529)	(.228)
Net Asset Value, End of Period	$19.13	$16.43	$15.30	$26.15	$23.20

Total Return[1]	17.68%	15.48%	-39.72%	15.24%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,250	$1,211	$849	$682	$125
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.43%	0.37%	0.38%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.13%	1.71%	1.27%	0.85%	0.92%
Portfolio Turnover Rate	3%	5%	2%	3%	16%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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Diversified Equity Fund

For tax purposes, at October 31, 2010, the fund had $5,024,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $96,088,000 to offset future net capital gains of $24,029,000 through October 31, 2017, and $72,059,000 through October 31, 2018.

At October 31, 2010, the cost of investment securities for tax purposes was $1,304,076,000. Net unrealized depreciation of investment securities for tax purposes was $53,526,000, consisting of unrealized gains of $29,831,000 on securities that had risen in value since their purchase and $83,357,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2010, the fund purchased $41,654,000 of investment securities and sold $188,833,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	9,309	29,274
Issued in Lieu of Cash Distributions	765	4,325
Redeemed	(18,412)	(15,376)
Net Increase (Decrease) in Shares Outstanding	(8,338)	18,223

G. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 9, 2010

Special 2010 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,978,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2010

			Since
	One	Five	Inception
	Year	Years	(6/10/2005)
Returns Before Taxes	17.68%	1.60%	1.90%
Returns After Taxes on Distributions	17.49	1.08	1.42
Returns After Taxes on Distributions and Sale of Fund Shares	11.72	1.24	1.51

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,004.73	$2.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2010: $51,000 Fiscal Year Ended October 31, 2009: $48,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2010: $3,607,060
Fiscal Year Ended October 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2010: $791,350
Fiscal Year Ended October 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2010: $336,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2010: $16,000
Fiscal Year Ended October 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2010: $352,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 20, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.